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                                                                    EXHIBIT 99.4



                       SPECIMEN COPY OF STOCK CERTIFICATE

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                                     LOGO



                            ND TAX-FREE FUND, INC.
                  Incorporated Under the Laws of North Dakota

THIS IS TO CERTIFY THAT:                      ACCOUNT NO:
                                              SOC.  SEC.

is the owner of                                                  fully paid and

non-assessable shares of the par value of one mill ($.001) each of ND Tax-Free Fund, Inc., transferable on the books of the corporation by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the Articles of Incorporation and Bylaws of the corporation as from time to time amended. This certificate is not valid until countersigned by the Transfer Agent.

     In Witness Whereof, the corporation has caused the facsimile signatures of its proper officers to be affixed this


BY                                     Countersigned

    President                  LOGO        First American Bank & Trust of Minot
BY                                                               Transfer Agent
               BY
    Secretary                                              Authorized Signature

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  The following abbreviations, when used In the Inscription on the face of this certificate, shall be construed though they were written out in full according to applicable laws or regulations:

     TEN IN C'OM - as tenants in common
     TEN BY ENT  - as tenants by the entireties
         JTWROS - as joint tenants with right of survivorship and not as tenants in common

  UNIF GIFTS TO M/A - Uniform Gifts to Minors Act
   Additional abbreviations not shown in the above list may be used.

  FOR VALUE RECEIVED I/We hereby sell, assign, and transfer unto



                                         Please Insert Social Security or Other
                                                Identifying Number or Assignee



                                         Please Insert Social Security or Other
                                                Identifying Number or Assignee



shares represented by the within certificate and hereby irrevocably constitute and appoint:

               (for broker use only)-

attorney to transfer said shares upon the books of said Fund with full power of substitution in the premises

Dated


NOTE: THE SIGNATURE(S) on this assignment must correspond exactly with the name(s) as indicated on the face of the certificate.

                                    (Signature of Seller)

  SIGNATURE(S) GUARANTEED:
                                    (Signature of Co-owner)

NOTE: Signature(s) must be guaranteed by a Commercial

Bank, Trust Company, Savings and Loan Association, or member firm of a National Securities Exchange.